EXHIBIT 21


                         MERCK & CO., INC. SUBSIDIARIES
                            AS OF DECEMBER 31, 1994

     Each of the subsidiaries below does business under the name in which listed. A subsidiary of a subsidiary is indicated by indentation under the immediate parent. All voting securities of the subsidiaries named are owned directly or indirectly by the Company, except where otherwise indicated. Certain other subsidiaries, principally overseas companies that are less than wholly owned, have been omitted since, considered in the aggregate as a single subsidiary, they would not constitute a significant subsidiary as of December 31, 1994.

                                                                                   Country or State
                  Name                                                             of Incorporation
                  ----                                                             ----------------
Chibret A/S                                                                             Denmark

International Indemnity Limited                                                         Bermuda

Kelco Specialty Colloids, Limited                                                       Canada

Laboratorios Prosalud S.A.                                                              Peru

Medco Containment Services, Inc.                                                        Delaware
     Apartment Lease Corporation                                                        New York
     CM Delaware Corporation                                                            Delaware
     Flex Rx of Pennsylvania, Inc.                                                      Pennsylvania
     Managed Care, Inc.                                                                 Nevada
     MCCO Corp.                                                                         New Jersey
     MCSI Corp.                                                                         New Jersey
     Medco Containment Insurance Company of New York                                    New York
     Medco Containment Life Insurance Company                                           Iowa
     Medco Containment Services Foundation, Inc.                                        New Jersey
     Medco Containment Services, Inc. Political Action Committee Corp.                  New Jersey
     Medco Holdings Corp.                                                               Delaware
         Medco Behavioral Care Corporation                                              Delaware
              American Biodyne, Inc.                                                    Delaware
                  AGCA, Inc.                                                            Pennsylvania
                      AGCA New York, Inc.                                               New York
                           Achievement and Guidance Centers - U.S., Inc.                New York
                           Achievement and Guidance Centers of New York, Inc.           New York
                           AGCA/SANUS New York, Inc.                                    New York
                           AGCA/Chubb Health, Inc.                                      New York
                           AGCA/Better Health Plan, Inc.                                New York

                      Quality Health Care Solutions, Inc.                               Pennsylvania
                  AGCA Acquisition Corporation - New York                               Delaware
                  Arizona Biodyne, Inc.                                                 Arizona
                  California Biodyne Health Services, Inc.                              California
                  Colorado Biodyne, Inc.                                                Colorado
                  Florida Biodyne, Inc.                                                 Florida
                  Hawaii Biodyne, Inc.                                                  Hawaii
                  Indiana Biodyne, Inc.                                                 Indiana
                  Louisiana Biodyne, Inc.                                               Louisiana
                  Maine Biodyne, Inc.                                                   Maine
                  Massachusetts Biodyne, Inc.                                           Massachusetts
                  MBC Military Programs, Inc.                                           Delaware
                  MBC Washington Systems, Inc.                                          Washington
                  MBC of Iowa, Inc.                                                     Iowa
                  Medco Behavioral Care of Georgia, Inc.                                Georgia
                  Medco Behavioral Care of Illinois                                     Illinois
                  Michigan Biodyne, Inc.                                                Michigan
                  Nevada Biodyne, Inc.                                                  Nevada
                  New Mexico Biodyne, Inc.                                              New Mexico
                  Ohio Biodyne, Inc.                                                    Ohio
                  Pennsylvania Biodyne, Inc.                                            Pennsylvania
                  Tennessee Biodyne, Inc.                                               Tennessee
                  Texas Biodyne, Inc.                                                   Texas
                  Vermont Biodyne, Inc.                                                 Vermont
              Choate Integrated Behavioral Healthcare Corporation                       Massachusetts
              Continuum Behavioral Healthcare Corporation                               Delaware
              Group Plan Clinic, Inc.                                                   Texas
                  Benesys, Inc.                                                         Delaware
              MBC of America, Inc.                                                      Delaware
                  MBC of Nebraska, L.L.C.                                               Nebraska
                  MBC of Tennessee, Inc.                                                Tennessee
              Medco Behavioral Care Systems Corporation                                 Ohio
                  MBCS of North Carolina, Inc.                                          N. Carolina
              Medco Insurance Company                                                   Illinois
              PPC Group, Inc.                                                           Delaware
                  Medco Behavioral Care of California, Inc.                             Missouri
                  P.P.C. Inc.                                                           Missouri
                      Personal Performance Consultants of New York, Inc.                New York
         Medical Marketing Group, Inc.                                                  Delaware
              KSF Medical Publishing Company, Inc.                                      New York
              Medical Marketing, Inc.                                                   Delaware
              MMGI Corp.                                                                New Jersey
     Medco MM Corp.                                                                     New Jersey
     NRx Services, Inc.                                                                 New York

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
     NRx Federal Corp.                                                                  Delaware
     National Administrative Services, Inc.                                             Delaware
     National Pharmacies, Inc.                                                          New Jersey
     National Rx Services No. 2, Inc.                                                   Florida
     National Rx Services No. 2, Inc. of Ohio                                           Ohio
     National Rx Services No. 3, Inc. of Ohio                                           Ohio
     National Rx Services, Inc. (Ohio I)                                                Ohio
     National Rx Services, Inc. of Mass.                                                Massachusetts
     National Rx Services, Inc. of Missouri                                             Missouri
     National Rx Services, Inc. of Nevada                                               Nevada
     National Rx Services, Inc. of Pennsylvania                                         Pennsylvania
     National Rx Services, Inc. of Texas                                                Texas
     National Rx Services, Inc. of Washington                                           Washington
     National Rx Services, Inc. (Florida I)                                             Florida
     National Rx Services, Inc. (California)                                            California
     New York Paid Independent Practice Association No. 1, Inc.                         New York
     New York Paid Independent Practice Association No. 2, Inc.                         New York
     New York Paid Independent Practice Association No. 3, Inc.                         New York
     Paid Direct, Inc.                                                                  Delaware
     Paid Prescriptions, Inc.                                                           Nevada
     Physician Marketing Services, Inc.                                                 Delaware
     Replacement Distribution Center, Inc.                                              Ohio

Merck and Company, Incorporated                                                         Delaware

Merck Capital Resources, Inc.                                                           Delaware

Merck Foreign Sales Corporation Ltd.                                                    Bermuda

Merck Holdings, Inc.                                                                    Delaware
     Calgon Vestal Laboratories, Inc.                                                   Delaware
         Kelco International S.A.                                                       France
         Merck de Puerto Rico, Inc.                                                     Delaware
         MSD International Holdings, Inc.                                               Delaware
              Banyu Pharmaceutical Company, Limited(1)                                  Japan
                  Banyu A.S.C. Co., Ltd.(1)                                             Japan
                  Nippon Merck-Banyu Co., Limited(1)                                    Japan
     Frosst Laboratories, Inc.                                                          Delaware
     Frosst Portuguesa - Productos Farmaceuticos, Lda.                                  Portugal
     Hubbard Farms, Inc.                                                                Delaware
         Hubbard Foods, Inc.                                                            New Hampshire
         Hubbard France S.A.R.L.                                                        France
         Hubbard Laboratories, Inc.                                                     Delaware

- -----------
(1) 49.13% publicly held

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
     Kelco Company                                                                      Delaware
         Monterey Kelp Corporation                                                      California
     Kelco International Limited                                                        Great Britain
         Alginate Industries (Ireland) Limited                                          Ireland
         Alginate Industries Limited                                                    Great Britain
         Alginate Industries (Scotland) Limited                                         Great Britain
         Kelco Biospecialties Limited                                                   Great Britain
         Kelco International GmbH                                                       Germany
         Kelco International Pension Fund Trust Limited                                 Great Britain
     Kelco Oil Field Group, Inc.                                                        Delaware
     Kelco Specialty Colloids (S) Pte. Ltd.                                             Singapore
     Merck Sharp & Dohme de Venezuela C.A.                                              Venezuela
     Merck Sharp & Dohme Holdings de Mexico, S.A. de C.V.                               Mexico
         Merck Sharp & Dohme de Mexico, S.A. de C.V.                                    Mexico
     Merck Sharp & Dohme (I.A.) Corp.                                                   Delaware
         Merck Sharp & Dohme (Argentina) Inc.                                           Delaware
         MSD Korea, Ltd.                                                                Korea
     Merck Sharp & Dohme Industrial e Exportadora Limitada                              Brazil
         Merck Sharp & Dohme Farmaceutica e Veterinaria Ltda.                           Brazil
     Merck Sharp & Dohme (International) Limited                                        Bermuda
         Merck Sharp & Dohme (Asia) Limited                                             Hong Kong
              Merck Sharp & Dohme (China) Limited                                       Hong Kong
         Merck Sharp & Dohme S.A.                                                       France
     Merck Sharp & Dohme International Services, B.V.                                   Holland
     Merck Sharp & Dohme - Lebanon S.A.L.                                               Lebanon
     Merck Sharp & Dohme (Middle East) Limited                                          Cyprus
     Merck Sharp & Dohme Overseas Finance                                               Luxembourg
         Merck Frosst Canada, Inc.                                                      Canada
              General Trade Co., S.A.                                                   Peru
         Merck Sharp & Dohme (Australia) Pty. Limited                                   Australia
         Merck Sharp & Dohme B.V.                                                       Netherlands
              Hubbard Europa B.V.                                                       Netherlands
                  Hubbard Belgium International N.V.                                    Belgium
                  Hubbard Deutschland GmbH                                              Germany
                  Hubbard Italia SRL                                                    Italy
                  Hubbard Nederland B.V.                                                Netherlands
                  Hubbard Poultry U.K. Limited                                          Great Britain
              Laboratoires Merck Sharp & Dohme-Chibret S.A.                             France
                  Chibret International                                                 France
                  Chibret Pharmazeutische GmbH                                          Germany
              Merck Sharp & Dohme GmbH                                                  Austria
              Merck Sharp & Dohme (Italia) S.p.A.                                       Italy
              MSD Sharp & Dohme GmbH                                                    Germany
                  Dieckmann Arzneimittel GmbH                                           Germany

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
                  MSD Chibropharm GmbH                                                  Germany
                  MSD Unterstutzungskasse GmbH                                          Germany
                  Variopharm Arzneimittel GmbH                                          Germany
         Merck Sharp & Dohme-Chibret AG                                                 Switzerland
              MSD Technology L.P.                                                       Delaware
                  Merck Finance Co., Inc.                                               Delaware
         Merck Sharp & Dohme (Holdings) Limited                                         Great Britain
              British United Turkeys Limited                                            Great Britain
                  Turkey Research & Development Limited                                 Great Britain
              Charles E. Frosst (U.K.) Limited                                          Great Britain
                  C V Laboratories Limited                                              Great Britain
              Merck Sharp & Dohme Finance Europe                                        Great Britain
              Merck Sharp & Dohme Limited                                               Great Britain
              699th Shelf Trading Company                                               Great Britain
              Thomas Morson & Son Limited                                               Great Britain
         Merck Sharp & Dohme Idea, Inc.                                                 Switzerland
              Merck Sharp & Dohme Trading & Service                                     Hungary
                  Limited Liability Company
         Merck Sharp & Dohme (Sweden) A.B.                                              Sweden
         MSD Ireland (Holdings) S.A.                                                    Luxembourg
              Fabrica de Productos Quimicos y Farmaceuticos ABELLO, S.A.                Spain
              Fregenal Holdings S.A.                                                    Panama
              Frosst Iberica, S.A.                                                      Spain
              Laboratorios Quimico-Farmaceuticos Chibret, Ltda.                         Portugal
              Merck Sharp & Dohme de Espana, S.A.                                       Spain
              Merck Sharp & Dohme (Ireland)                                             Bermuda
              MSD Finance, B.V.                                                         Netherlands
              Neopharmed S.p.A.                                                         Italy
         MSD (Norge) A/S                                                                Norway
         Suomen MSD Oy                                                                  Finland
     Merck Sharp & Dohme of Pakistan Limited                                            Pakistan
     Merck Sharp & Dohme Quimica de Puerto Rico, Inc.                                   Delaware
     Merck Sharp ve Dohme Ilaclari A.S.                                                 Turkey
     MSD Chimie S.A.                                                                    France
     MSD Lakemedel (Scandinavia) A.B.                                                   Sweden
     Prosalud Peruana S.A.                                                              Peru


Merck Investment Co., Inc.                                                              Delaware

Merck Sharp & Dohme Belgium S.A.                                                        Belgium

Merck Sharp & Dohme (Europe) Inc.                                                       Delaware

Merck Sharp & Dohme Industria Quimica e Veterinaria Limitada                            Brazil


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
Merck Sharp & Dohme, Limitada                                                           Portugal

Merck Sharp & Dohme (New Zealand) Limited                                               New Zealand
     Charles E. Frosst (New Zealand) Limited                                            New Zealand

Merck Sharp & Dohme Overseas Finance N.V.                                               Neth. Antilles

Merck Sharp & Dohme (Panama) S.A.                                                       Panama

Merck Sharp & Dohme Peru S.C.                                                           Peru

Merck Sharp & Dohme (Philippines) Inc.                                                  Philippines

Merck Sharp & Dohme Scientific and Management Corp., Inc.                               Delaware

MSD (Japan) Co., Limited                                                                Japan




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